                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               [AMENDMENT NO.   ]

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2)
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            The Eastwind Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid.

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_________________________________________

     2)   Form, Schedule or Registration Statement No.:____________________

     3)   Filing Party:___________________________________________________

     4)   Date Filed:_____________________________________________________

                            THE EASTWIND GROUP, INC.


                                                                    May  5, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Eastwind Group, Inc. (the "Corporation"), which will be held on Thursday, June 5, 1997, at the Eagle Lodge, Ridge Pike and Manor Road, Lafayette Hill, Pennsylvania, 19444 commencing at 9:00 A.M. Your Board of Directors and management look forward to greeting you.

     At the meeting, stockholders will be asked to elect eight directors, to approve certain amendments to the Corporation's Certificate of Incorporation, to approve certain amendments to the Corporation's two stock option plans and to consider such other matters as may properly come before the meeting. These matters are discussed in greater detail in the accompanying proxy statement.

     Your Board of Directors recommends a vote FOR the election of all directors, FOR the amendments to the Certificate of Incorporation, and FOR the amendments to the stock option plans.

     Regardless of the number of shares you own or whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly. The return of your proxy will not prevent you from voting in person if you attend the meeting.

     Your interest and participation in the affairs of the Corporation are most appreciated.


                                    Sincerely,



                                    Paul A. DeJuliis
                                    Chairman of the Board
                                    and Chief Executive Officer

                            THE EASTWIND GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 5, 1997
                                                                     May 5, 1997

To the Stockholders of THE EASTWIND GROUP, INC.

     The Annual Meeting of Stockholders (the "Meeting") of The Eastwind Group, Inc. (the "Corporation") will be held at the Eagle Lodge, Ridge Pike and Manor Road, Lafayette Hill, Pennsylvania 19444 on Thursday, June 5, 1997, at 9:00 A.M. for the following purposes:

     (1)  to elect eight directors;

     (2) to approve an amendment of the Corporation's Certificate of Incorporation to change the name and address of the Corporation's registered agent and to make technical corrections;

     (3) to approve an amendment to the Corporation's Certificate of Incorporation to classify the Board of Directors of the Corporation;

     (4) to approve amendments of the Stock Option Incentive Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder,
(ii) modify the administration of the plan, and (iii) relax certain option transfer restrictions;

     (5) to approve amendments of the Non-Employee Directors Stock Option Plan to (i) increase the number of shares of Common Stock reserved for issuance thereunder and (ii) relax certain option transfer restrictions; and

     to transact such other business as may properly come before the Meeting and at any adjournments thereof.

     The Board of Directors has fixed the close of business on April 30, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Corporation's Common Stock and Series B Preferred Stock at the close of business on April 30, 1997 will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

     You are requested to fill in and sign the enclosed form of proxy which is being solicited by the Board of Directors and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Meeting may vote in person, even if they have previously delivered a signed proxy.

                              By Order of the Board of Directors



                              William B. Miller
                              Secretary



                             YOUR VOTE IS IMPORTANT


                    You are urged to sign, date and promptly
               return your proxy in the enclosed reply envelope.

                            THE EASTWIND GROUP, INC.
                   100 Four Falls Corporate Center, Suite 305
                     West Conshohocken, Pennsylvania  19428
                     _____________________________________

                                PROXY STATEMENT
                     _____________________________________


          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Eastwind Group, Inc. (the "Corporation") to be voted at the Annual Meeting of Stockholders of the Corporation on Thursday, June 5, 1997, and at any adjournments or postponements thereof (the "Meeting") for the purposes described in the foregoing notice of the Meeting. Proxies which are validly executed by stockholders and received by the Corporation prior to the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, a proxy will be voted for the election of the eight nominees proposed for election as directors, and if the proposed amendment of the Corporation's Certificate of Incorporation (the "Certificate") respecting the classification of the Board is approved, for their election to the classes of the Board to which they are nominated; will be voted for approval of certain amendments of the Certificate; and will be voted for approval of the amendments to the Corporation's Stock Option Incentive Plan and Non-Employee Directors Stock Option Plan.

          The only securities entitled to vote at the Meeting consist of shares of Common Stock and of Series B Preferred Stock. At the close of business on April 30, 1997 (the "Record Date"), there were 2,786,019 shares of the Corporation's Common Stock and 9,000 shares of the Corporation's Series B Preferred Stock outstanding. Each share of Common Stock is entitled to one vote, and each share of Series B Preferred Stock to one-tenth of a vote. Only holders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. The holders of a majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in the election of directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote. All other proposals coming before the Meeting require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote. For purposes of determining whether proposals other than the election of directors have received a majority vote, abstentions will be counted in the vote totals with the result that they have the same effect as a negative vote.
A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether the affirmative vote of a majority of the shares present and entitled to vote has been received.

          A stockholder may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Corporation; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the meeting. The presence (without further action) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

     A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1996 accompanies this proxy statement which, along with the accompanying notice and form of proxy, were first mailed or given to security holders on or about May 5, 1997.

                            1. ELECTION OF DIRECTORS

     All of the nominees identified below, except Edward F. Sager, Jr. are presently members of the Board. If the proposed amendments of the Corporation's Certificate relating to the classification of the Board, which is to be voted upon at the Meeting, is approved (see Proposal 3), a classified Board will be established. The terms of all directors will expire at the Meeting, and the Board has nominated the seven current directors named below for re-election to either one, two or three year terms as set forth below and has nominated Mr. Sager to a one year term. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election of these nominees as directors for the terms specified below. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by management. The stockholders of the Corporation do not presently have the right of cumulative voting in the election of directors, nor is any such cumulative voting requirement proposed.

     There is a voting agreement between the Corporation, Messrs. Paul A. DeJuliis and John R. Thach, Sector Associates, Ltd. ("Sector"), American Maple Leaf Financial Corporation ("AMLF") and FAC Enterprises, Inc. ("FAC") which provides that all parties will vote their shares of Common Stock so that one director shall be nominated by Sector, one director shall be jointly nominated by FAC and AMLF and five shall be nominated by Messrs. DeJuliis and Thach. Sector, FAC and AMLF have nominated Messrs. Panzo and Bibb. Messrs. DeJuliis and Thach have nominated, in addition to themselves, Messrs. Miller, Murray and Mendicino. An agreement between the Corporation and Mentor Special Situation Fund, L.P. ("MSSF") dated June 20, 1996 gives MSSF the right to nominate a director to the Board. Mr. Sager is MSSF's nominee.

                         Position with the Corporation,          Year in Which
                         Business Background                     Service as a
Name               Age   and Other Directorships                 Director Began
----               ---   -------------------------------         --------------

DIRECTOR NOMINEES FOR TERMS WHICH EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2000 (CLASS I):

Paul A. DeJuliis    41   Mr. DeJuliis is Chairman of the Board,            1993
                         Chief Executive Officer and a founder
                         of the Corporation. Prior to assuming
                         his current roles, he was a partner
                         in Phoenix Management Services, Inc., a
                         turnaround consulting firm (1989-91).
                         Previously, he was Vice-President,
                         Corporate Finance for Colmen & Co., a
                         national investment banking firm
                         (1987-89), and Manager, Corporate
                         Turnaround Consulting Group for Coopers &
                         Lybrand (1986-87).  Mr. DeJuliis was a
                         Director and Officer of Lavelle Aircraft
                         Company, an aerospace manufacturing
                         company which filed for bankruptcy in
                         1994. Mr. DeJuliis has a B.S. in finance and accounting from the University of Delaware. He is also a certified public accountant.

John R. Thach       46   Mr. Thach is President and a Director and         1993
                         a founder of the Corporation.  Prior to
                         assuming his current roles, Mr. Thach
                         was an Associate, Vice President and Senior
                         Vice President for  Butcher & Co. (1985 to
                         1987), Philadelphia First (1987 to 1989), and Philadelphia Investment Banking (1989 to 1991), respectively, three regional investment banking firms where he was involved extensively in advisory roles to a number of industrial companies.

                         Position with the Corporation,         Year in Which
                         Business Background                    Service as a
Name               Age   and Other Directorships                Director Began
----               ---   -------------------------------        --------------

                         Other experience includes Mr. Thach's
                         active participation (as an investor and in management) in a number of successful start-ups ranging from the creation of an industrial chemical sales division of a major U.S. corporation to the creation of a municipal waste ash treatment company. Mr. Thach was a Director and Officer of Lavelle Aircraft Company, an aerospace manufacturing company which filed for bankruptcy in 1994. Mr. Thach holds an undergraduate degree from the University of Virginia, and an MBA from the Darden School at the University of Virginia.

William B. Miller  56    Mr. Miller has been a Senior Vice                 1995
                         President, Chief Financial Officer,
                         Secretary, Treasurer and a Director of the Corporation since 1995. Mr. Miller is a certified public accountant and founder, in 1976, of the public accounting firm of Kreischer, Miller & Co. which he left in 1987.
                         Prior to the formation of that firm, he was with Price Waterhouse in Philadelphia (1966-71).
                         Mr. Miller also served as Vice President and Treasurer of WPHL-TV, Inc. in Philadelphia
                         (1971-75); President of Marian Financial
                         Services Corp. in Philadelphia, the real estate finance affiliate of a private bank (1987-92);
                         Chief Financial Officer of Worlco, Inc.
                         (1990-91), a holding company for an insurance, equipment leasing and commercial mortgage brokerage companies which filed for bankruptcy in 1993; and President of Schulmerich Carillons,
                         Inc. (1992-94). Mr. Miller holds an accounting and economics degree from Muhlenberg College.

DIRECTOR NOMINEES FOR TERMS WHICH EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 1999 (CLASS II):

Anthony J. Mendicino 49  Mr. Mendicino has been Senior Vice President      1995
                         and Chief Operating Officer since January
                         1997 and is a Director of the Corporation.
                         Mr. Mendicino was Senior Vice President,
                         Chief Financial Officer and a director of UTI
                         Energy Corp., a diversified oil field service company listed on the American Stock Exchange, from 1987 through 1996. Prior thereto, since
                         1981, Mr. Mendicino served in various
                         capacities for UGI Corporation, initially as Director of Corporate Development and, from 1984, as Treasurer. He holds a degree in engineering from Lehigh University and an MBA from the Wharton School of the University of Pennsylvania.

Bruce P. Murray     51   Mr. Murray is a Director of the Corporation.      1995
                         He is a founder and President of the Bannock
                         Burn Group, Ltd., a management consulting firm with a national practice specializing in assisting businesses in transition. Prior to the founding of his firm in 1987, he was part of a senior operating turnaround team

                         Position with the Corporation,         Year in Which
                         Business Background                    Service as a
Name               Age   and Other Directorships                Director Began
----               ---   -------------------------------        --------------

                         recruited by The Sun Company to manage
                         Sun Ship in Chester, Pennsylvania and
                         thereafter part of the senior management group at Sun Carriers, a trucking subsidiary of the Sun Company. Prior to that, Mr. Murray was employed by the U.S. Maritime Administration as the on-site representative at the Bath Ironworks in Maine, where he was responsible for managing the Maritime Administration as interests in major ship construction contracts. He is a graduate of the United States Merchant Marine Academy and has a masters degree from Rensselaer Polytechnic Institute. He was formerly Chairman and a Director of the Board of EA Industries, Inc., the stock of which is traded on the New York Stock Exchange.

DIRECTOR NOMINEES FOR TERMS WHICH EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 1998 (CLASS III):

Andrew Panzo        32   Mr. Panzo is a Director of the Corporation.       1995
                         He is the managing  1995 director of American
                         Maple Leaf Financial Corporation an
                         investment banking advisor to the Corporation which specializes in emerging growth companies.
                         He was the President and is also a director of Sector Associates, Ltd., a publicly-held company. Mr. Panzo was a director of Florida
                         West Airlines, Inc. from July through December
                         1993. Mr. Panzo was formerly Executive Vice
                         President of HMA Investments, Inc., an
                         investment banking firm at which he managed certain diversified securities investments.
                         He is formerly an associate with Venture
                         Partners, Ltd., a venture capital firm.
                         Mr. Panzo is a graduate of the University of Connecticut and has a masters degree in international business and finance from Temple
                         University.

Porter Bibb        59    Mr. Bibb is a Director of the Corporation.        1996
                         He has been with Ladenburg Thalmann & Co.,
                         Inc., an investment bank, since 1984 and is currently serving as a Principal and its Co-
                         Director of Corporate Finance. Mr. Bibb was formerly a Managing Director of Bankers'
                         Trust Company and Director of Corporate
                         Development of New York Times Company and
                         President and Co-Founder of Financial
                         Management, Inc. Mr. Bibb is a director of PMC International, a publicly-held asset management company. He is a graduate of Yale University and has studied in graduate programs at New York University, the London
                         School of Economics and Harvard Business School.

                            Position with the Corporation,       Year in Which
                            Business Background                  Service as a
Name                  Age   and Other Directorships              Director Began
----                  ---   -------------------------------      --------------

Edward F. Sager, Jr.   49   Mr. Sager has been the President of
                            Mentor Management Company since 1994,
                            general partner of Mentor Special
                            Situation Fund, L.P., an investment
                            fund, and President of Mentor Capital
                            Partners, Ltd., a venture capital firm
                            since 1994. From 1985 to 1994 Mr. Sager
                            was President of Sager & Associates,
                            a merchant banking firm providing access to venture capital for small to medium size companies. He is a graduate of Lafayette College with a B. S. degree in Mechanical Engineering and he received an MBA in Finance from New York University.

Your Board recommends that stockholders vote FOR all of the director nominees for the terms to which they have been nominated.

BOARD MEETINGS AND COMMITTEES

     There are currently seven members of the Board. The Board held three meetings in 1996. All members of the Board have attended more than seventy-five percent of the meetings of the Board and of all committees on which they serve.

     The following committees of the Board have primary responsibility for audit and compensation matters:

     Audit Committee: This committee has primary responsibility to review accounting procedures and methods employed in connection with audit programs and related management policies. The Audit Committee is the principal liaison between the Board and the independent auditors for the Corporation. The Audit Committee recommends the independent auditors to report on the Corporation's annual financial statements. Messrs. Mendicino (Chairman), Murray and Bibb compose the Audit Committee, which held no meetings in 1996.

     Compensation Committee: It is the responsibility of this committee to make a continuing review of the Corporation's compensation and benefit programs, to consider its organizational structure, including management development and succession, and to make recommendations to the Board regarding such programs and structure. The Compensation Committee consists of Mr. Murray. Mr. Mendicino resigned from the Compensation Committee effective December 31, 1996 because he became an employee of the Corporation on January 1, 1997. The Compensation Committee held three meetings in 1996.

     The Corporation does not have a Nominating Committee. The Board has nominated its current members and one other person for election as directors at the Meeting pursuant to provisions in the Corporation's Certificate. The Corporation's By-laws provide that a stockholder may nominate a person for election as a director if written notice of the stockholder's intent to nominate a person for election as a director at a meeting is received by the Secretary of the Corporation not less than 50 days nor more than 75 days prior to the meeting of stockholders at which directors are to be elected. The notice must contain specified information about the stockholder and the nominee, including such information as would be required to be included in a proxy statement pursuant to the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act").

EXECUTIVE COMPENSATION

    The following table discloses for the fiscal years ended December 31, 1994, 1995, and 1996, individual compensation information relating to the chief executive officer of the Corporation and the executive officers of the Corporation who earned in excess of $100,000 during 1996 (the "Named Executive Officers").

                                  Annual Compensation              Long Term Compensation
                          --------------------------------     -------------------------------
                                                               Restricted
                                               Other Annual      Stock    Options/     LTIP      All Other
Name and                   Salary     Bonus    Compensation     Awards      SARS     Payouts   Compensation
Principal Position          ($)        ($)         ($)            ($)        (#)       ($)         ($)
--------------------       ------     -----    ------------   ----------- --------   -------   ------------
Paul A. DeJuliis/(1)/
Chief Executive Officer
   1996                      204,167     0         4,812           0       75,000       0           0
   1995                      157,917     0         3,661           0      125,000       0           0
   1994                       64,500     0             0           0            0       0           0

John R. Thach/(1)/
President
   1996                      190,321     0         3,841           0       75,000       0           0
   1995                      161,167     0         1,916           0       70,000       0           0
   1994                       77,500     0             0           0            0       0           0

William B. Miller
Chief Financial Officer
   1996                      103,500     0         2,765           0       35,000       0           0
   1995                       70,000     0         1,814           0       70,000       0           0
   1994                            0     0             0           0            0       0           0

-------------------
(1) Mr. DeJuliis and Mr. Thach received no compensation or other benefits from the Corporation during fiscal year 1994. The amounts reported above for that year were paid to them by Princeton Academic Press, which is presently a wholly owned subsidiary of the Corporation, but during 1994, was owned by a corporation not related to the Corporation.

        Aggregated Option/SAR Exercises in Last Fiscal Year and F/Y End
        ---------------------------------------------------------------
                               Option/SAR Values
                               -----------------

The following table sets forth information with respect to option exercises and fiscal year-end option values for the Named Executive Officers.


                                                                        Number of
                                                                  Securities Underlying              Value of
                              Shares Acquired      Value          Unexercised Options/      Unexercised in-the-money
                                On Exercise       Realized         SARS at FY-End (#)       Options/SARS at FY-End ($)
Name                                (#)             ($)         Exercisable/Unexercisable   Exerciseable/Unexercisable
-----------------             ---------------     --------      -------------------------   --------------------------
Paul A. DeJuliis                     0              ---               41,667 / 158,333               0 / $9,375
John R. Thach                        0              ---               23,333 / 121,667               0 / $9,375
William B. Miller                    0              ---               23,333 /  81,667               0 / $4,375

(1) Based upon the closing price of the Corporation's Common stock on December 31, 1996 of $4.625.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                     -------------------------------------

The following table sets forth information with respect to option grants during 1996 to the Named Executive Officers.

                                   Number of                    Percent of
                             Securities Underlying            Total Options/
                                 Options/SARs                  SARs Granted             Exercise
                                    Granted                    to Employees               Price              Expiration
Name                                 (#)                      in Fiscal Year             ($/sh.)               Date
------------------          ----------------------            --------------            --------             ----------
Paul A. DeJuliis                 75,000                            26%                   $4.50                  2006
John R. Thach                    75,000                            26%                   $4.50                  2006
William B. Miller                35,000                            12%                   $4.50                  2006

EMPLOYMENT ARRANGEMENTS
-----------------------

Effective as of January 1, 1995, the Corporation entered into employment agreements with Paul A. DeJuliis and John R. Thach. Each of these agreements provides, based on recently consummated significant acquisitions, for a base salary of $250,000 annually with certain automatic adjustments in the event certain targets relating to the financial performance of the Corporation are satisfied (incremental increases of $25,000 for each $1.0 million increase in annual pre-tax net income over a base of $1.5 million), together with discretionary bonuses, if any, to be declared by the Board, but with a provision that at such time as each of their equity stock ownership in the Corporation is reduced to 10% or less of the total issued and outstanding shares of all classes of equity stock, then such employee shall be entitled to annual minimum incentive compensation equal to 3% of the Corporation's annual pre-tax net income. These agreements also provide for certain benefits, including vacation, health and medical insurance, reimbursement of certain expenses and stock option plan participation, but only to the extent such benefits are offered to comparable employees by the Board. Such agreements contain covenants regarding confidentiality of proprietary information of the Corporation and a restrictive covenant in favor of the Corporation under certain circumstances. Each agreement has an initial term of five years, and thereafter is annually renewable for successive two-year periods. Such agreements will earlier terminate as a result of the employee's death, permanent disability or dismissal for just cause. If the termination results from death or permanent disability, the agreements provide for continuation of base compensation and fringe benefits for a period of six months, but if the termination results from any reason other than death, permanent disability, termination for just cause, or where the employee terminates his employment for good reason, then his base compensation and all existing fringe benefits shall be continued for the balance of the unexpired term of his employment agreement, but in no event for less than one year, after which the employee shall be entitled to all earned and accrued incentive compensation. Moreover, if his termination follows a change of control and the employee owns no more than 20% of the total issued and outstanding securities of the Corporation, he shall be entitled to a lump sum severance benefit equal to 500% of his annual base compensation.

In May 1995, the Corporation entered into an employment agreement with William
B. Miller. Such agreement provides for a base salary in the first year of $84,000 per year, together with discretionary bonuses, if any, to be declared by the Board. The base salary will automatically increase to $102,000 per year upon the completion of a significant acquisition by the Corporation. The agreement also provides for certain benefits, including vacation, health and medical insurance, reimbursement of certain expenses and stock option plan participation, if such are implemented for comparable employees by the Board. The agreement contains covenants regarding confidentiality of proprietary information of the Corporation and a restrictive covenant in favor of the Corporation. The agreement is for a term of one year, and thereafter is annually renewable for successive one year periods, although either party may terminate the agreement upon six months written notice to the other and the Corporation may discharge the employee at any time with or without cause. If the employee is terminated without cause, the Corporation shall pay to the employee a severance allowance equal to six months base compensation.

COMPENSATION OF DIRECTORS
-------------------------

Non-employee directors receive no cash compensation, but they participate in a non-qualified stock option plan, under which Messrs. Panzo and Murray received options to purchase 40,000 in 1995 and Mr. Bibb received options to purchase 40,000 shares in 1996. Prior to his employment by the Company, Mr Mendicino also received options to purchase 40,000 shares of Common Stock in 1995. Employee directors receive no compensation in connection with their services as director. See Proposal 5 for a description of the Non-Employee Directors Stock Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 30, 1997, information with respect to the securities holdings of all persons who may be deemed the beneficial owners of 5% or more of the Corporation's outstanding Common Stock. Also set forth in the table is the beneficial ownership of all shares of the Company's outstanding Common Stock, as of such date, of all officers, directors and the non-director nominee, individually, and all officers and directors as a Group.

                          AMOUNT & NATURE OF
                               BENEFICIAL
   STOCKHOLDER                 OWNERSHIP              % OF OWNERSHIP
-----------------         -------------------        ----------------

Paul A. DeJuliis              517,667/1/                  17.2%
John R. Thach                 499,333/2/                  16.7%
William B. Miller              48,333/3/                   1.7%
Anthony J. Mendicino           31,333/4/                   1.1%
Edward F. Sager, Jr.           30,000/5/                   1.1%
Andrew Panzo                   23,333/4/                     *
Bruce P. Murray                13,333/4/                     *
Porter Bibb                    13,333/4/                     *
All Officers and Director
as a group (7 persons)      1,146,667/6/                  34.8%

------------------
* Less than 1%
1 Includes 216,667 shares which may be obtained through currently exercisable warrants and options.
2 Includes 198,333 shares which may be obtained through currently exercisable warrants and options.
3 Includes 38,333 shares which may be obtained through currently exercisable options.
4 Includes  13,333 shares which may be obtained through currently exercisable warrants and options.
5 Represents shares underlying currently exercisable warrants held by Mentor
  Management Company.
6 Includes 506,665 shares which may be obtained through currently exercisable warrants and options.


     There are 9,000 shares of the Company's Series B Preferred Stock outstanding all of which are currently held by Bruce K. Worrall. The Series B Preferred Stock is entitled to vote with the Common Stock and each share is entitled to one-tenth of a vote. Mr. Worrall's address is 48 Collins Lane, Schwenksville, Pennsylvania 19473.

     The addresses of Messrs. DeJuliis, Thach, Mendicino, and Miller is 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428. The address of Mr. Panzo and Sector Associates, Ltd., is 401 City Avenue, Suite 725, Bala Cynwyd, PA 19004. The address of Mr. Bibb is c/o Ladenburg Thalmann & Co., Inc. 540 Madison Avenue, New York, NY 10022. The address of Mr. Murray is c/o Bannock Burn Group, 712 Pheasant Run, Suite Two, Kennett Square, PA 19348. The address of Mr. Sager is 570 Nottingham Drive, Yardley, PA 19067.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Equity Infusion from Sector Associates, Ltd.

     Effective on March 10, 1995, pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") dated January 25, 1995, Sector purchased securities from the

Corporation consisting of 200,000 shares of its Common Stock, 250,000 Class A Common Stock Purchase Warrants, 187,500 Class B Common Stock Purchase Warrants and 250,000 Class C Common Stock Purchase Warrants for an aggregate purchase price in cash of $500,000. The prompt registration of such securities was a requirement of the Securities Purchase Agreement, and following the effectiveness of this registration statement, Sector distributed such securities to its stockholders on a pro rata basis. Pursuant to the Securities Purchase Agreement, Sector was given the unilateral right to determine how to equitably apportion fractional shares and warrants in such distribution. In November 1995, the exercise prices of the Class A, B and C Warrants were reduced to $3.00, $4.00, and $6.00 per share from their original exercise prices of $4.00, $5.50, and $8.00 per share, respectively.

     The Securities Purchase Agreement contains customary representations, warranties and covenants of the Corporation for the benefit of Sector and its shareholder distributees of the Corporation's securities, including customary indemnification provisions. In addition, provision has been made for amendment of the Corporation's By-laws to ensure that there shall be a minimum of seven directors and the parties to the Securities Purchase Agreement have entered into a separate voting agreement concerning the election of such directors. Pursuant to that voting agreement, Sector was guaranteed the ability to elect at least one of the seven directors. The Corporation's By-laws were further amended pursuant to the Securities Purchase Agreement and the voting agreement to require the approval of 75% of the outstanding voting securities for certain fundamental transactions. By an Agreement of Amendment and Waiver dated April 25, 1997, the parties to the Securities Purchase Agreement and the voting agreement agreed to waive and/or amend certain provisions of such agreements relating to the specification of the number of directors on the Board and the supermajority voting requirements applicable to certain fundamental transactions. The Corporation's By-laws were concurrently modified to reflect such waivers and amendments.

     Description of Investment Banking Advisor Agreements

     The Corporation entered into an Investment Banking Advisor Agreement on January 25, 1995 with FAC and AMLF (collectively, the "Investment Advisors"). Pursuant to such agreement, the Investment Advisors are required to provide certain consulting services of an investment banking and financial relations nature to the Corporation in exchange for which the Corporation issued 40,000 shares of its Common Stock to FAC and 10,000 shares to Andrew Panzo on March 10, 1995.

     Pursuant to the agreement, the Corporation was also obligated to issue an aggregate of 100,000 additional shares of its Common Stock and an aggregate of 100,000 Class A-1 Warrants to the Investment Advisors, but only upon the satisfaction of certain conditions tied to their performance. The agreement was amended on December 15, 1995 to accelerate delivery of all of these conditional shares and warrants provided that all of the Class A Warrants were exercised before December 31, 1995. As of December 31, 1995, all Class A Warrants had been exercised. Accordingly, the conditional Class A-1 Warrants and Common Stock were issued as of that date.

     The Investment Advisors are granted similar registration rights with respect to the Common Stock issued and the conditional shares and warrants issuable to them under the Investment Banking Advisory Agreement as have been granted to Sector. The Investment Advisors are also given similar rights of first refusal, similar indemnification and similar tag-along rights as those given to Sector. The Investment Advisors, acting jointly, retain the right to nominate one director of the Corporation.

     In addition, the Investment Banking Advisor Agreement further provided that the Corporation will pay the Investment Advisors a monthly fee of $6,000 (the allocation of such aggregate fee between the two investment advisors to be determined by them). Payment of such fee has been discontinued as of December 31, 1996.

     The Investment Banking Advisor Agreement was the product of arm's length negotiation, and the Corporation believes that the terms of such agreement are not less favorable than could otherwise have been obtained as of the date of the agreement.

     Transactions with DTF Media, Inc.

     The Corporation acquired the shares of Princeton Academic Press, Inc. ("Princeton") in a share exchange with DTF Media, Inc. ("DTF"), a company formed by Messrs. DeJuliis and Thach, officers and principal stockholders of the Corporation, and the other founding stockholders, Graeme Frazier IV and Robert Spahr, who owned the shares of Princeton. Messrs. DeJuliis, Thach and Frazier each received 66,000 shares of Common Stock and Mr. Spahr received 22,000 shares of Common Stock in exchange for all of the outstanding shares of Princeton. In addition, the Corporation assumed certain specific liabilities of DTF, including certain liabilities for professional fees ($26,000), and an intercompany obligation payable to Princeton in a principal amount of $283,005. The aggregate cost of the shares of Princeton in June 1993 was approximately $596,000. Inasmuch as the share exchange reflected the initial organization of the Corporation, there was no issue of valuation of the Princeton shares and, for accounting purposes, the Princeton shares were accounted for on the basis of the initial acquisition of the Princeton assets from PUP.

     Investment in Lavelle Company

     In March 1996, the Corporation invested $450,000 in Lavelle Company ("Lavelle") in the form of a subordinated debenture. The debenture matures in March 2001 and pays quarterly interest at a rate of 20% per year. In connection with its investment, the Corporation has guaranteed the indebtedness of Lavelle under a $900,000 equipment facility. The Corporation's debenture is subordinate to the equipment facility indebtedness. In addition, the Corporation has pledged a $100,000 security interest in favor of the equipment facility lender.

Lavelle was incorporated to purchase the net assets of Lavelle Aircraft which was liquidated under Chapter 11 of the U.S. Bankruptcy Law. Lavelle Aircraft is owned by DTM Aerospace, Inc. of which Messrs. DeJuliis and Thach are directors, officers and principal stockholders.

     The $450,000 debenture has been recorded as a non-current asset on the balance sheet of the Corporation. Because of the Corporation's guarantee and pledge relating to Lavelle's equipment facility, any loss of Lavelle will be recognized by the Corporation in its statement of operations and recorded as a reduction in the carrying amount of its investment. To the extent Lavelle's losses exceed the amount of the investment, a liability will be recorded on the Corporation's balance sheet. In 1996, the Corporation provided working capital advances to Lavelle of $366,000 and earned interest of $121,000 on its debenture investment and such advances.

     In January 1997, the Corporation entered into a stock exchange agreement with all of the stockholders of Lavelle and exchanged an aggregate of 44,537 shares of the Corporation's Common Stock for all of the issued and outstanding shares of Lavelle, aggregating 156,700 shares. As a result of such exchange, Lavelle became a wholly owned subsidiary of the Corporation. None of the stockholders of Lavelle were officers, directors or other affiliates of the Corporation or of its officers, directors or significant stockholders.

     Transactions with Mentor Special Situation Fund, L.P.

     In June 1996, the Corporation, in a private placement, sold and issued to MSSF a 12% Subordinated Debenture in an aggregate principal amount of $500,000 and a common stock purchase warrant to purchase up to 80,000 shares of the Corporation's Common Stock at an exercise price of $6.00 per share, in exchange for a cash payment by MSSF to the Corporation of $500,080. Concurrently therewith, the Corporation entered into a Registration Rights Agreement with MSSF granting MSSF certain registration rights with respect to the common stock purchase warrants and the underlying shares of Common Stock at the same time as the Corporation files its next Registration Statement. Edward F. Sager, Jr., a nominee to the Board, is the president of Mentor Management Company, the general partner of MSSF.

LEGAL PROCEEDINGS

     Centennial Printing Corporation, a subsidiary of the Corporation, ("Centennial") instituted a Demand for Arbitration with the American Arbitration Association on March 31, 1997, through the Corporation, against the former owner of Centennial, who presently owns all of the outstanding Series B Preferred Stock of the Corporation, pursuant to the indemnification provisions of the Merger Agreement between Centennial and the Corporation executed in October 1996 (the "Merger Agreement"). The Demand for Arbitration asserts various theories of recovery and seeks damages of at least $4.5 million as well as an order terminating obligations of Centennial to an employee under a purported employment agreement between Centennial and such employee. The former owner of Centennial has responded to the Corporation's Demand for Arbitration and claimed certain amounts purportedly due under the Merger Agreement. At this time, management is unable to state whether an outcome favorable to the Corporation is either probable or remote, nor can management assess the amount or range of expected recovery in the event of a favorable outcome.

2. PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO CHANGE NAME AND ADDRESS OF CORPORATION'S REGISTERED AGENT AND TO MAKE TECHNICAL CORRECTIONS

     Article Two of the current Certificate identifies the Corporation's registered agent. The Board has approved, subject to stockholder approval at the Meeting, the change in the Corporation's registered agent. The Corporation's proposed new registered agent is PHS Corporate Services, Inc., which is a company affiliated with the Corporation's primary outside counsel. The Corporation believes that utilization of PHS Corporate Services, Inc. will enable the Corporation to eliminate certain annual fees presently charged to it and its subsidiary corporations and will also foster greater control and responsiveness to service of process in connection with litigation matters involving the Corporation or its subsidiaries.

     Due to an oversight upon filing, the current Certificate does not contain an Article Three which defines generally the purpose of the Corporation. A new Article Three is proposed to be inserted which articulates the Corporation's purpose to be any lawful purpose. Such purpose was contained in the Corporation's original Certificate of Incorporation and has remained the purpose of the Corporation throughout its existence.

     The text of the proposed amendments to Articles Two and Three of the Certificate are set forth in full in Exhibit I hereto and reference is made thereto for a complete statement thereof. If this proposal is approved by the stockholders, the Corporation intends to include such amendments in a Second Amended and Restated Certificate of Incorporation and to file such document with the Secretary of the State of Delaware promptly after the Meeting.

     Your Board of Directors believes that these amendments are in the best interests of the Corporation and its stockholders and recommends that stockholders vote FOR this proposal.

    3. PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD

     Article Seven of the Corporation's current Certificate provides for a Board numbering such persons as determined from time to time by a majority of the Board. It further provides that all members of the Board are to be elected annually for a term of one year. Under the proposed amendments to the Certificate respecting classification of the Board, approximately one-third of the directors would be elected each year. Initially, however, all members of the Board will be elected at the Meeting with assigned terms of from one to three years. If the proposed amendments are adopted, the slate of eight directors proposed for election at the Meeting would be elected to three separate classes as follows: three directors constituting the Class I Directors would be elected for a term expiring at the 2000 annual meeting; two directors constituting the Class II Directors would be elected for a term expiring at the 1999 annual meeting; and three directors constituting the Class III Directors would be elected for a term expiring at the 1998 annual meeting. At each annual meeting of stockholders after the 1997 annual meeting, directors would be elected to succeed those persons whose terms expired at such annual meeting, with each newly elected director to serve for a three year term. The classification of the Board in this manner is permitted under Section 141(d) of the Delaware General Corporate Law. See "Election of Directors" above for information regarding the individual nominees for election as a director in 1997 and the class in which they will initially serve. If the proposed amendment is not adopted, the eight nominees for election as directors will be nominated for election to a term of one year each.

     Under the proposed amendments, vacancies in the Board may be filled by a majority vote of the directors then in office or by the sole remaining director and the directors so chosen will hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires and until their successors are duly elected and qualified.

     Adoption of the proposed amendments may have a significant effect on the ability of stockholders to change the composition of an incumbent Board and to benefit from certain business transactions which are opposed by an incumbent Board. It may therefore discourage accumulations by third parties of voting stock in the Corporation because its provisions would operate to delay the purchaser's ability to obtain control of the Board in a relatively short period of time. This delay arises because in the context of a classified Board, as proposed, it would generally take a purchaser of a majority of the Corporation's stock at least two annual meetings of stockholders to elect a majority of the Board, and the purchaser would need to obtain the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares entitled to vote in an election of directors in order to remove any directors, and then only for cause. Consequently, the effect of these amendments may be to enhance the longevity of present management and discourage certain mergers, tender offers, proxy contests or other potential takeover proposals which some or a majority of the stockholders of the Corporation might otherwise believe to be in their best interests.

     The Corporation's current governing documents contain provisions that may be considered to have an anti-takeover effect. The Certificate contains provisions which state that directors may only be removed for cause and that prohibit stockholders from calling a special meeting or from voting by unanimous written consent. The Certificate also contemplates the issuance of one or more series of preferred stock, the terms of which may be determined by the Board. The Certificate authorizes the issuance of 3,000,000 shares of preferred stock, par value $.10 per share, issuable in one or more series, and, to date, two series have been authorized by the Board. The Series A Preferred Stock consists of 1,000 shares, all of which have been issued. The Series B Preferred Stock consists of 9,000 shares, all of which have been issued. The Series A Preferred Stock does not provide for any special rights for the holders to elect any directors, or vote upon any proposal presented at the Meeting. However, the Series B Preferred Stock permits the holders to vote upon the election of directors and any other matters requiring stockholder approval at a weighting of one vote per share of Series B Preferred Stock equal to one-tenth of a vote per share of Common Stock. If any preferred stock were to be issued in the future, it is possible that such stock would be given special rights as a class to elect one or more directors. If that were the case, the proposed amendments respecting classification of the Board would not apply to any such directors.

     The Board has no knowledge of any present effort to gain control of the Corporation, either through acquisition of stock or by means of a proxy contest or otherwise. Moreover, there has been no concern in the past or at the present time with management continuity or stability. However, particularly in view of the current environment of stock accumulations, hostile takeovers and proxy contests facing public companies, the Board believes that it is prudent and in the interest of stockholders generally to provide the advantage of greater assurance of continuity of Board composition which will result from the adoption of the proposed amendments to classify the Board. The Board believes such advantage outweighs any disadvantage relating to discouraging potential acquirors from making an effort to obtain control of the Corporation.

     If the proposed amendments are adopted, the Board could not be declassified without the approval of the holders of a majority of the voting power of the outstanding shares entitled to vote in an election of directors.

     If the amendments are not adopted, then the present Certificate will remain in effect, and all of the nominees for election to the Board would instead automatically be nominated only for a term of one year expiring at the 1998 annual meeting of stockholders.

     The proposed amendments to classify the Board are not part of a plan by management to adopt a series of amendments that may be considered to have an anti-takeover effect and, while it reserves the right to do so, management has no present intention to propose any other anti-takeover measures in future proxy solicitations.

     The text of the proposed amendments to Article Seven of the Certificate is set forth in full in Exhibit II hereto and reference is made thereto for a
complete statement of its terms.   If this proposal is approved by the
stockholders, the Corporation intends to include such amendments in Article Six of a Second Amended and Restated Certificate of Incorporation and to file such document with the Secretary of the State of Delaware promptly after the Meeting.

     Your Board believes that the proposed amendments are in the best interests of the Corporation and its stockholders and recommends that stockholders vote FOR this proposal.

            4. AMENDMENT OF THE EMPLOYEE STOCK OPTION INCENTIVE PLAN

     The Corporation's Stock Option Incentive Plan (the "Employee Option Plan") was approved by the Board on August 6, 1995 and by the stockholders on August 24, 1995. The Employee Option Plan is a stock option plan for management and other key employees of the Corporation and its subsidiaries, including a limited number of outside consultants and advisors. A total of 750,000 shares of Common Stock have been reserved for issuance under the Employee Option Plan, the purpose of which is to attract and retain qualified personnel and provide additional incentives to employees, officers and a limited number of others who are not also serving as directors. To date, 585,000 non-qualified stock options are currently outstanding under the Employee Option Plan, of which 113,334 have vested. The following persons have received options under the Employee Option Plan (with the underlying share amounts immediately following each person or group): Mr. DeJuliis (200,000); Mr. Thach (145,000); Mr. Miller (105,000); Mr.
Mendicino (55,000); all current executive officers as a group (505,000); all other employees as a group (80,000). The closing price of the Common Stock on April 30, 1997 was $________ per share.

     Of the aggregate number of shares reserved for issuance under the Employee Option Plan, there are 165,000 shares available for grant. This effectively limits the number of awards which may be made to any one person under such plan and the number of employees eligible to receive awards under the plan. Accordingly, the Board has recommended that the number of shares of Common Stock reserved for issuance under the Plan be increased by 750,000 to 1,500,000 shares.

     The Employee Option Plan is currently administered by the Compensation Committee. The terms of the plan require that the Compensation Committee consist of two or more members. Presently, the Board's Compensation Committee consists of only one member since Mr. Mendicino resigned from such committee concurrently with his becoming an employee of the Corporation on January 1, 1997. In order to provide greater flexibility in granting awards pursuant to the Employee Option Plan and to more readily assure that such grants remain exempt under the regulations under Section 16 of the 1934 Act which govern short-swing profit liability imposed by that section and which require, among other things, that the Compensation Committee be composed of two or more "non-employee directors," the Board recommends that the Employee Option Plan be modified (i) to require that the Compensation Committee administering the plan be composed solely of two or more "non-employee directors" as that term is defined in Rule 16b-3(b)(3) under the 1934 Act and, (ii) to enable the Board to make grants of awards and perform other administrative duties under the Plan if the composition of the Compensation Committee differs from the prescribed composition by reason of resignation, termination, ineligibility or other reason. Such amendments will allow the Board to effectively co-administer the Employee Option Plan and would eliminate any potential problems associated with the composition of the Compensation Committee at any given time.

     The Employee Option Plan, as currently composed, permits certain transfers upon the death of the optionee as provided in his will or by applicable laws of descent and distribution, but otherwise places significant transfer restrictions on options. The Corporation believes that this unduly restricts an employee's estate planning flexibility with respect to options, and notes that limited transfers to immediate family members or to trusts for the benefit of such family members would be useful for an option recipient's estate planning purposes and are customarily permitted in other publicly-held companies' stock option plans. Accordingly, the Board recommends that the Employee Option Plan be amended to permit limited transfer of options to immediate family members or trusts for their benefit in order to enhance an option recipient's estate planning flexibility.

     The proposed amendments to the Employee Option Plan are attached as Exhibit III to this Proxy Statement.

     It should be noted that the officers of the Corporation who serve on the Board, which recommended these amendments, potentially may benefit from such amendments, both as to the number of stock options which may be granted to them in the future and with respect to the increased estate planning flexibility permitting limited transfer of options to immediate family members.

     SUMMARY OF MATERIAL FEATURES OF THE EMPLOYEE OPTION PLAN

     The Employee Option Plan provides for the granting to eligible employees, outside consultants and advisors of incentive stock options ("ISOs"), nonqualified stock options ("NQOs") and stock appreciate rights ("SARs"), which SARs may either be awarded in tandem with stock options ("Tandem SARs") or independently ("Non-Tandem SARs"). There are 35 employees of the
Corporation and its subsidiaries eligible to receive such awards. Presently, the Compensation Committee administers the plan. If the proposed amendments to the plan are approved, either the Board or the Compensation Committee may administer the plan. The Compensation Committee determines the terms of all options or SARs granted, their exercise price, the number of shares subject to the options or SARs and when they may be exercised. No option can be granted at an exercise price which is less than the fair market value of the Common Stock on the date of grant. ISOs may only be granted to employees who are then employees of the Corporation or one of its subsidiaries for a term not to exceed ten years from the date of grant, and the aggregate fair market value (determined with respect to each ISO at the time it is granted) of the shares of Common Stock with respect to which the ISO is exercisable for the first time by an employee during any calendar year shall not exceed $100,000. Additional restrictions apply in the case of the grant of an ISO to any employee who owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (including requirements that the option price be at least equal to 110% of the fair market value of the Common Stock at the date of grant and that no such ISO may be exercised after five years from the date of grant). As presently composed, the Employee Option Plan provides that no option or SAR may be transferred by the employee other than by will or the laws of descent or
distribution.   During the lifetime of the employee, the option or the SAR may be exercised only by him or his legally appointed guardian or representative. Payment of the exercise price of an option may be made in cash, by delivery of Common Stock or with such other consideration as is approved by the Compensation Committee. The Compensation Committee determines at the time of grant the terms under which options and SARs shall vest and become exercisable. Tandem SARs are exercisable only to the extent that the related option is exercisable and only for the period determined by the Compensation Committee. Options and SARs may be exercised within three months following the termination of an employee's employment with or a consultant's provision of active consulting services to, the Corporation (other than by death or total disability) but in no case later than the term specified in the grant. Upon the death or total disability of an employee or consultant while employed by the Corporation or during the term of the consultant's active role with the Corporation (or upon the death of the employee or consultant within three months after such termination), options and SARs shall remain exercisable for one year following such employee's or consultant's death, for nine months following the date the employee first receives benefits under the Corporation's Long Term Disability Plan (and with respect to a consultant, nine months following the determination of total disability of such consultant).

     Shares of Common Stock attributable to unexercised options which expire or are terminated, surrendered or canceled (other than in connection with the exercise of an SAR) may become available for subsequent award under the Employee Option Plan at the Compensation Committee's discretion. The number of shares available under the Employee Option Plan may be adjusted by the Compensation Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Corporation. The Board may suspend, amend, modify or terminate the Employee Option Plan; provided, however, that the Corporation's stockholders must approve any amendment that would materially increase the aggregate number of shares issuable under such Plan, materially increase the benefits accruing to employees under such plan, or materially modify the requirements for eligibility to participate in such Plan. Awards granted prior to termination of the Employee Option Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Employee Option Plan shall adversely affect the rights of any employee in awards previously granted without such employee's consent.

     On February 12, 1997, the Corporation adopted a loan plan for officers, directors and key employees (the "Loan Plan") designed to provide interest-free loans to those officers, directors and other key employees of the Corporation who are subject to certain restrictions on the purchase and sale of Common Stock imposed under Section 16(b) of the 1934 Act, or in other cases where exercise of stock options granted could impose a hardship upon the optionee wishing to exercise such options. The loans are granted in lieu of SARs and are designed to eliminate the borrowing costs of holding stock for the six-month holding period required by Section 16(b). The Loan Plan is administered by the Compensation Committee. The terms of the plan provide, in general, for the loans to become due and payable after the six-month holding period elapses unless the market price of the stock at the end of that period is below the market price of the stock on the date of exercise. In that event, the loan term may continue for a greater period of time, not to exceed five years unless extended by the Compensation Committee. Loan amounts are limited to the amount required for the exercise of stock options. Each loan is secured by a pledge of all of the shares of Common Stock acquired pursuant to such exercise, and is made with full recourse against the individual participant obtaining the loan. The Compensation Committee has complete discretion in determining whether or not to make a loan in a particular case. To date, no loans have been made under the Loan Plan.

     See "Federal Income Tax Consequences Relevant to Stock Option Plans" below for a discussion of the tax consequences relevant to the Employee Option Plan.

     Your Board of Directors believes that the proposed amendments of the Employee Option Plan are in the best interests of the Corporation and its stockholders, and recommends that stockholders vote FOR this proposal.

         5. AMENDMENTS TO THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Board and the stockholders approved the Non-Employee Directors Stock Option Plan (the "Directors Option Plan") on August 24, 1995. A total of 250,000 shares of Common Stock have been reserved for issuance under the Directors Option Plan. The purpose of this Plan is to attract, retain and motivate highly qualified individuals to serve as directors of the Corporation. To date, options for a total of 160,000 shares of Common Stock have been granted under the Directors Option Plan, of which, options for 53,333 are currently vested and exercisable. Messrs. Mendicino, Murray, Panzo and Bibb have each received an option to purchase 40,000 shares of Common Stock under the Directors Option Plan. Under the formula provision of the Directors Option Plan, Messrs. Murray, Panzo and Bibb, if re-elected as directors at the Meeting, will each receive such additional options to purchase an amount of shares of Common Stock to be determined by dividing $10,000 by the fair market value of a share of Common Stock on the day after the Meeting (as further described below under "Summary of Material Features of Directors Option Plan") with an exercise price equivalent to such fair market value. Additionally, Mr. Sager, if elected, will receive a stock option for 40,000 shares plus a formula grant identical to the other directors. Accordingly, the Board has recommended that the number of shares reserved for issuance under the Plan be increased by 250,000 to 500,000 shares.

     The Directors Option Plan, as currently composed, places significant transfer restrictions on options, even on transfer to immediate members of their family or to trusts for the benefit of such family members during their lifetime, and even though the current Directors Option Plan permits certain transfers upon the death of the optionee as provided in his will or by applicable laws of descent and distribution. The Corporation believes that this unduly restricts a director's estate planning flexibility with respect to options, and notes that such limited transfers are customarily permitted in other publicly-held companies' stock option plans. Accordingly, the Board recommends that the Directors Option Plan be amended to permit limited transfer of options to immediate family members or trusts for their benefit in order to enhance an employee option recipient's estate planning flexibility.

     The proposed amendments to the Directors Option Plan are attached as
Exhibit IV to this Proxy Statement.

     It should be noted that the non-employee members of the Board who recommended these amendments, potentially may benefit from such amendments, both as to the number of stock options which may be granted to them in the future and with respect to the increased estate planning flexibility permitting limited transfer of options to immediate family members.


     SUMMARY OF MATERIAL FEATURES OF THE DIRECTORS OPTION PLAN

     The number of NQOs granted annually (the exercise price of which will be the fair market value of the Common Stock on the date of grant) to each eligible director is determined by dividing $10,000 by the fair market value of a share of Common Stock on the first Friday following the Corporation's annual meeting of stockholders (the "Valuation Date"). In addition, upon joining the Board, each director is awarded 40,000 options with an exercise price equal to the fair market value of the Common Stock. For these purposes, the fair market value of the Common Stock shall be determined by the higher of (i) the simple average of the high and low prices at which the Common Stock traded on the date of grant, as quoted on the NASDAQ reporting system or other principal exchange on which such Common Stock is traded or (ii) the price of the last sale of Common Stock on that date as quoted by the NASDAQ reporting system or such other principal exchange, which price shall then be rounded up to the next higher multiple of $.125 (unless that figure is already a multiple of $.125). NQOs granted under the Directors Option Plan generally become exercisable at the rate of one-third for each full year of the director's continued service following the date of grant and shall expire ten years after the date of grant. In no event may shares of Common Stock issued upon exercise of such NQOs be sold or otherwise disposed of within six months following the date of grant. Upon a director's cessation of service as a director (except as a result of reaching a mandatory retirement age, death or disability) only those NQOs immediately exercisable at such date may be exercised, and they must be exercised within six months following cessation of service or they shall be forfeited. If the director is terminated as a director by reason of a permanent disability, all unexercised NQOs, whether or not then vested, shall be exercisable, but must be exercised within six months following such retirement date, date of death or termination as a director by reason of disability, or they shall be forfeited.

     The Directors Option Plan is administered by the Board or by a committee of the Board comprised of those directors not eligible to receive options under the Directors Option Plan. As presently composed, NQOs granted under the Directors Option Plan may not be transferred other than by will or the laws of descent and distribution, and, during the director's lifetime, an NQO may only be exercised by him or his legally appointed guardian or representative. The Directors Option Plan requires that the Corporation's stockholders approve any amendment that would materially increase the aggregate number of shares issuable under such plan, materially increase the benefits accruing to optionees under such plan, or materially modify the requirements for eligibility to participate in such plan.

     Options granted under the Directors Option Plan are also subject to the Loan Plan described above under "Summary of Material Features of the Employee Option Plan."

     See "Federal Income Tax Consequences Relevant to Stock Option Plans" below for a discussion of the tax consequences relevant to the Directors Option Plan.

     Your Board of Directors believes that the proposed amendments to the Directors Option Plan are in the best interests of the Corporation and its stockholders, and recommends that stockholders vote FOR this proposal.

FEDERAL INCOME TAX CONSEQUENCES RELEVANT TO STOCK OPTION PLANS

     The following is intended only as a brief summary of the federal income tax rules relevant to stock options issued and supplemental cash payments made under the Employee Option Plan and the Directors Option Plan. These rules are highly technical and subject to change in the future. In particular, the discussion of ISOs is based, in part, on temporary or proposed regulations which may be amended substantially before they are adopted in final form.

     A publicly held corporation may not, subject to limited exceptions, deduct for federal income tax purposes certain compensation paid to an executive who is the chief executive or one of the four other highest paid executives in excess of $1 million in any taxable year (the "$1 million cap"). Compensation attributable to the exercise of options could be counted in determining whether the $1 million cap has been exceeded in any taxable year. Whether the $1 million cap with respect to such an executive will be exceeded, and whether the Corporation's deductions for compensation are in excess of the $1 million cap will be denied, will depend on the resolution of various factual and legal issues that cannot be determined at this time.

     Nonqualified Stock Options

     In general, an optionee will not recognize any taxable income, and the Corporation will not be entitled to a deduction, upon the grant of an NQO. Upon the exercise of an NQO where the exercise price is paid in cash, the optionee will recognize ordinary income (subject to wage and employment tax withholding) equal to the excess of the fair market value of the shares acquired over the option exercise price. The amount of such excess is generally determined by reference to the fair market value of the Common Stock on the date of exercise. However, in the case of an optionee subject to six month short-swing profit liability under Section 16(b)
of the 1934 Act (a "16(b) Person" --   typically officers, directors and major
stockholder of the Corporation, such excess is determined by using the fair market value on the later of the date of exercise or the date six months after the date of grant, unless such optionee elects to be taxed based on the fair market value of the Common Stock on the date of exercise by filing an appropriate election with the Internal Revenue Service within 30 days after the exercise date. An optionee's basis in the stock received will equal such stock's fair market value on the date of exercise (or on the date six months after the date of grant, if later, in the case of an optionee who is a 16(b) Person and who makes no such election). The Corporation will be entitled to a deduction (subject to the $1 million cap) equal to the compensation taxable to the optionee.

     Upon the sale of shares acquired pursuant to the exercise of an NQO, such optionee will recognize capital gain or loss equal to the difference between the selling price of the shares and the optionee's basis in the shares. Such capital gain or loss will be long-term gain or loss if the optionee has held the shares for more than one year. In the case of an optionee who is a 16(b) Person and who does not make the election described above, any such capital gain will be long-term only if the stock has been held for more than one year after the later of the exercise date or the date six months after the date of grant. The Corporation will not be entitled to any deduction with respect to any capital gain recognized by the optionee.

     Incentive Stock Options

     An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the excess of the stock's fair market value on the exercise date (the fair market value on the exercise date or six months after the date of grant, whichever is later, is likely to govern in the case of a 16(b) Person) over the option exercise price will be included in the optionee's alternative minimum taxable income and thereby may subject the optionee to an alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO (i) more than one year after the date of exercise, and (ii) more than two years after the date of grant (the "Required Holding Periods") the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Corporation will not be entitled to any tax deduction by reason of the grant or exercise of an ISO, or a disposition of stock received upon the exercise of an ISO after the Required Holding Periods have been satisfied.

     If an optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the Required Holding Periods (a "Disqualifying Disposition"), the difference between the exercise price of such shares and the lesser of (i) the fair market value of the shares upon the date of exercise (the fair market value on the exercise date or six months after the date of grant, whichever is later, is likely to govern in the case of a 16(b) Person), or (ii) the selling price, will constitute compensation taxable to the optionee as ordinary income. The Corporation will be entitled to a corresponding tax deduction (subject to the $1 million cap) equal to the amount of compensation taxable to the optionee. If the selling price of the stock exceeds the fair market value on the exercise date (or six months after the date of grant, if later, in the case of a 16(b) Person), the excess will be taxable to the optionee as a capital gain (long term or short-term, depending upon whether the optionee held the stock for more than one year). The Corporation will not be entitled to a deduction with respect to any such capital gain recognized by the optionee.

     SARs

     The grant of SARs will normally not result in taxable income to the optionee. At the time of exercise, an optionee should recognize ordinary compensation income in an amount equal to the cash and the fair market value of the Common Stock the optionee receives to satisfy the optionee's SAR. The tax basis of any such shares of Common Stock received by the optionee pursuant to an SAR should be equal to the amount includable in the optionee's gross income as compensation in respect of such shares, and the optionee's holding period thereafter should normally commence on the day on which the optionee receives such shares. The Corporation will be entitled to a deduction with respect to any compensation income recognized by the optionee.

     Use of Common Stock to Pay Option Price

     If an optionee delivers previously-acquired Common Stock, however acquired, in payment of all or part of the option exercise price of an NQO, the optionee will not, an a result of such delivery, recognize gain or loss for federal income tax purposes on the shares surrendered. The optionee's tax basis in, and holding period for, the previously acquired stock surrendered will carry over to an equal number of the option shares received on a share-for-share basis. The fair market value of the shares received in excess of the shares surrendered will constitute compensation taxable to the optionee as ordinary income. Such fair market value will be determined on the date of exercise except in the case of 16(b) Persons as discussed above. The tax basis for such shares will equal their fair market value as so determined, and such shares' holding period begins on the date on which the fair market value of such shares is determined. The Corporation will be entitled to a tax deduction (subject to the $1 million cap) equal to the compensation income recognized by the optionee. The Corporation will not be entitled to a deduction with respect to any such capital gain recognized by the optionee.

     If an optionee delivers previously-acquired Common Stock (other than stock acquired upon exercise of an ISO and not held for the Required Holding Periods) in payment of all or part of the option price of an ISO, the optionee will not recognize gain or loss for federal income tax purposes on the shares surrendered. The optionee's tax basis in, and holding period (for capital gain purposes, but not for the purpose of the Disqualifying Disposition rules) for the previously-acquired stock surrendered will carry over to an equal number of the option shares received on a share-for-share basis. Shares received in excess of the shares surrendered will have a tax basis equal to the amount paid (if any) in the excess of the previously-acquired shares used to pay the exercise price, and such shares' holding period will begin on the date of exercise (with the possible exception of a 16(b) Person). Proposed regulations provide that where an ISO is exercised using previously-acquired stock, a later Disqualifying Disposition of the shares received will be deemed to have been a disposition of the shares having the lowest basis first. The Corporation will not be entitled to a deduction with respect to any such capital gain recognized by the optionee.

     If an optionee pays the exercise price of an ISO in whole or in part with previously-acquired Common Stock that was acquired upon the exercise of an ISO and that has not been held for the Required Holding Periods, the optionee will recognize ordinary income (but not capital gain) under the rules applicable to Disqualifying Dispositions. The Corporation will be entitled to a corresponding deduction (subject to the $1 million cap). The optionee's basis in the shares received in exchange for the shares surrendered will be increased by the amount of ordinary income the optionee recognizes.

                                 OTHER MATTERS

     The Board does not know of any other matter which is intended to be brought before the meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

     The Corporation's auditors are Arthur Andersen LLP. A representative of Arthur Andersen LLP has been invited and is expected to attend the Meeting. Such representative will be given an opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions.

                           EXPENSES OF SOLICITATION

     The cost of this proxy solicitation will be borne by the Corporation. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Corporation without additional compensation. The Corporation will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

                           1998 STOCKHOLDER PROPOSALS

     In order for stockholder proposals for the 1998 Annual Meeting of Stockholders to be eligible for inclusion in the Corporation's proxy statement, they must be received by the Corporation at its principal office in West Conshohocken, Pennsylvania, on or before February 5, 1998.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED REPLY ENVELOPE.

                                         THE EASTWIND GROUP, INC.
                                         May 5, 1997

                                                                      EXHIBIT  I

Proposed New Article Two will read as follows:

                                  ARTICLE TWO

                               REGISTERED OFFICE
                               -----------------

     The address of the Corporation's registered office in the state of Delaware is Suite 1600, 1201 Market Street, P.O. Box 1709, Wilmington, Delaware 19899-1709 in the County of New Castle. The name of its registered agent at such address is PHS Corporate Services, Inc.

                      ----------------------------------

Proposed New Article Three will read as follows:

                                 ARTICLE THREE

                                    PURPOSES
                                    --------

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                                                      EXHIBIT II

The proposed amendments to current Article Seven if adopted, will be contained in proposed new Article Six of the Corporation's Second Amended and Restated Certificate of Incorporation and will read as follows:

                                  ARTICLE SIX

     The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and Stockholders:

          (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and the Board of Directors is empowered to delegate such of its duties and authority as it shall determine to an Executive Committee of such Board of Directors provided such delegation is in accord with the General Corporation Law of the State of Delaware.

          (b) The exact number of directors of the Corporation shall be determined from time to time by resolution of the Board of Directors.

          (c) The Board of Directors shall be divided into three classes. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors, and the term of office of one class shall expire each year. At the first annual meeting of stockholders at which this Certificate of Amendment of this Corporation's Certificate of Incorporation shall be duly and properly approved by the requisite vote of stockholders (the "Approval Date"), directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting, provided that such Certificate of Amendment to the Certificate of Incorporation of this Corporation shall be promptly filed with the office of the Secretary of State of the State of Delaware following the Approval Date. Subject to the foregoing, at each annual meeting of stockholders after the Approval Date, the stockholders shall elect directors of the class whose term then expires, to hold office until the third succeeding annual meeting. Each director shall hold office for the term for which elected and until his or her successor shall be elected and shall qualify.

          (d) Any director, any class of directors or the entire Board of Directors may be removed by majority stockholder vote at any time, but only for cause. Vacancies in the Board of Directors, including newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority vote of the directors then in office, though less than a quorum or by a sole remaining director. The directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires and until their successors are duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

          (e) Whenever the holders of any class or series of preferred stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, none of the foregoing provisions of this Article Six shall apply with respect to the director or directors elected by such holders of preferred stock.

          (f) In addition to the power and authority herein before or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the General Corporation Law of the State of Delaware, this Certificate of Amendment to the Certificate of Incorporation and any Bylaws adopted by the Stockholders; provided, however, that no Bylaws hereafter adopted by the Stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

          (g) Special meetings of Stockholders, for any purpose or purposes, may be called only by either the Chairman, if there be one, or the President and shall be called by the Secretary or any Assistant Secretary, if there be one, at the request in writing of majority of the Board of Directors.

          (h) No action required or permitted to be taken at any annual or special meeting of Stockholders of the Corporation may be taken without a meeting, and Stockholders of the Corporation may not take action by written consent.

          (i) The Corporation expressly elects to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                                                     EXHIBIT III

                            THE EASTWIND GROUP, INC.

                               AMENDMENT NO. 1 TO
                          STOCK OPTION INCENTIVE PLAN

     Whereas, The Eastwind Group, Inc. (the "Corporation") first established its Stock Option Incentive Plan by adoption by its Board of Directors on August 6, 1995, subsequently approved by its Stockholders on August 24, 1995.

     Now, as of this 12th day of February, 1997, the Corporation, by proper action of its Board of Directors, desires to amend the Plan in certain respects and further intends to submit such amendments for approval by its stockholders at its next Annual Meeting of Stockholders and will disseminate information to such stockholders regarding such proposed amendments in its proxy materials:

          WHEREAS, the Corporation has determined that it does not have sufficient remaining shares available under the Plan and wishes to increase the maximum number of shares available;

          WHEREAS, the Corporation wishes to provide additional flexibility in administration of the Plan in order to cover changes in the composition of the committee administering the Plan and to further assure compliance with the Rules under (S)16 of the Securities Exchange Act of 1934; and

          WHEREAS, the Corporation has determined that in some cases optionees may wish to engage in estate planning activities regarding the shares subject to option, but under the current provisions of the Plan are limited to transfers of such options upon death, and would like additional flexibility for inter vivos gifting of such options to immediate members of the optionee's family, and also to incorporate provisions of ERISA relating to qualified domestic relations orders.

     NOW, THEREFORE, the Plan is amended in the following respects:

          (1) Section 2.2 of the Plan is amended to increase the maximum aggregate number of shares of Common Stock available for award under the Plan from 750,000 shares to 1,500,000 shares.

          (2) Section 3.1 of the Plan, which governs the composition of the administering committee, is hereby amended in its entirety, as follows:

          "The Plan shall be administered by a Compensation Committee (the "Committee") appointed by the Board and consisting solely of two or more "non-employee directors" as that term is defined in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Should the composition of the Committee at any time be different than as prescribed above, by reason of resignation, ineligibility or for any other reason, then the remaining member(s) of the Committee may continue to serve as the Committee for the administration of the Plan until the Board has appointed an additional member or members of such Board to the Committee who are qualified to serve thereon under the provisions of this Section, but during such intervening period, grants of Options or Stock Appreciation Rights, if any, must be made by the entire Board of Directors."

          (3) Section 3.2 of the Plan, which governs the powers of the administering committee is amended by adding new language in the forepart of that section to read as follows:

          "Subject to the express provisions of the Plan, the Committee (but if the composition of the Committee at any time differs from that prescribed in
Section 3.1 above for any reason, then the full Board of Directors) shall have the power and authority . . ."

          (4) Article 8 of the Plan is hereby amended in its entirety as follows:

               "Nontransferability of Options and Stock Appreciation Rights
                -----------------------------------------------------------

               (a) No Option or Stock Appreciation Right may be transferred, assigned, sold, pledged, encumbered or hypothecated by an employee or other optionee (whether by operation of law or otherwise), except (a) as provided by will or by applicable laws of descent and distribution, or (b) in the case of a Nonstatutory Stock Option, (i) pursuant to a "domestic relations order" as defined in (S)414 of the Code or (S)206 of ERISA, or (ii) by transfer without consideration by an optionee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, (including limiting such transfers to transfers by optionees who are directors or senior executives), to
                  (A) a member of his or her Immediate Family,
                  (B) a trust solely for the benefit of the optionee and his or her Immediate Family, or
                  (C) a partnership or limited liability company whose only partners or shareholders are the optionee and his or her Immediate Family members, (each transferee described in (i)-(ii) is hereafter referred to as a "Permitted Transferee"), provided that the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (i) or (ii) and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (i) or (ii) shall be void and unenforceable against the Company. For this purpose, "Immediate Family" means, with respect to a particular optionee, the optionee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

               (b) The terms of the Nonqualified Stock Option shall apply to the beneficiaries, executors and administrators of the optionee and of the Permitted Transferees of the optionee (including the beneficiaries, executors and administrators of the Permitted Transferees), including the right to agree to any amendment of the applicable option agreement, except that Permitted Transfers shall not transfer any Nonqualified Stock Option other than by will or by the laws of descent and distribution.

               (c) A Nonqualified Stock Option shall be exercised only by the optionee (or his or her attorney in fact or guardian) (including, in the case of a transferred option, by a Permitted Transferee), or, in the case of the optionee's death, by the optionee's executor or administrator (including, in the case of a transferred option, by the executor or administrator of the Permitted Transferee), and no shares shall be issued by the Company unless the exercise of a Nonqualified Stock Option is accompanied by sufficient payment, as determined by the Company, to meet its withholding tax obligations on such exercise or by other arrangements satisfactory to the Committee to provide for such payment."

          (5) Each of Sections 9.1, 9.2 and 9.3 hereof shall be amended by adding the following sentence at the end thereof:

          "In such event, any Option or Stock Appreciation Right made the subject of a permitted gift or domestic relations order pursuant to Article 8 hereof may be exercised by such donee or transferee at any time within the original period for which such Option or Stock Appreciation Right was exercisable under the original terms of its grant."

          (6) Article 10 of the Plan shall be amended by adding the following sentence at the end thereof:

          "In such event, any Option or Stock Appreciation Right made the subject of a permitted gift or domestic relations order pursuant to Article 8 hereof may be exercised by such donee or transferee at any time within the original period for which such Option or Stock Appreciation Right was exercisable under the original terms of its grant."

          (7) In all other respects, the remaining provisions of the Plan not specifically changed or amended hereby shall remain in full force and effect.

          These amendments were duly adopted by the Board of Directors of the Corporation on February 12, 1997 and will be presented to the Stockholders for approval at the next Annual Meeting of Stockholders of this Corporation.

                                             THE EASTWIND GROUP, INC.

                                              By: /s/ WILLIAM B. MILLER
the original period for which such Option or Stock Appreciation Right was exercisable under the original terms of its grant."

          (7) In all other respects, the remaining provisions of the Plan not specifically changed or amended hereby shall remain in full force and effect.

     These amendments were duly adopted by the Board of Directors of the Corporation on February 12, 1997 and will be presented to the Stockholders for approval at the next Annual Meeting of Stockholders of this Corporation.

                              THE EASTWIND GROUP, INC.



                              By:  /s/ William B. Miller
                                  ----------------------------------
                                    William B. Miller, Secretary

                                                                      EXHIBIT IV

                            THE EASTWIND GROUP, INC.

                               AMENDMENT NO. 1 TO
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN


     Whereas, The Eastwind Group, Inc. (the "Corporation") first established its Non-Employee Directors Stock Option Plan by adoption by its Board of Directors and Stockholders on August 24, 1995.

     Now, as of this 12th day of February, 1997, the Corporation, by proper action of its Board of Directors, desires to amend the Plan in certain respects and further intends to submit such amendments for approval by its stockholders at its next Annual Meeting of Stockholders and will disseminate information to such stockholders regarding such proposed amendments in its proxy materials:

          WHEREAS, the Corporation has determined that it does not have sufficient remaining shares available under the Plan and wishes to increase the number of maximum shares available; and

          WHEREAS, the Corporation has determined that in some cases optionees may wish to engage in estate planning activities regarding the shares subject to option, but under the current provisions of the Plan are limited to transfers of such options upon death, and would like additional flexibility for inter vivos gifting of such options to immediate members of the optionee's family, and also to incorporate provisions of ERISA relating to qualified domestic relations orders.

     NOW, THEREFORE, the Plan is amended in the following respects:

          (1) Section 3(a) of the Plan is amended to increase the maximum aggregate number of shares of Common Stock available for award under the Plan from 250,000 shares to 500,000 shares.

          (2) Each of Sections 8, 9, 10 and 11 of the Plan, dealing with the cessation of service, retirement, death or disability of a director, respectively shall be amended by adding the following sentence at the end thereof:

          "In such event, any NQSO made the subject of a permitted gift or domestic relations order pursuant to Section 15 hereof may be exercised by such donee or transferee at any time within the original period for which such NQSO was exercisable under the original terms of its grant."

          (3) Section 15 of the Plan is hereby amended in its entirety as follows:

                    "Non-transferability
                     -------------------

               (a) No Stock Option granted under this Plan may be transferred, assigned, sold, pledged, encumbered or hypothecated by a Director (whether by operation of law or otherwise), except (a) as provided by will or by applicable laws of descent and distribution, or (b) in the case of a NQSO,
     (i) pursuant to a "domestic relations order" as defined in (S)414 of the Code or (S)206 of ERISA, or (ii) by transfer without consideration by a Director, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to
                    (A) a member of his or her Immediate Family,
                    (B) a trust solely for the benefit of the Director and his or her Immediate Family, or

                    (C) a partnership or limited liability company whose only partners or shareholders are the Director and his or her Immediate Family members, (each transferee described in (i)-(ii) is hereafter referred to as a "Permitted Transferee"), provided that the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (i) or (ii) and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under (i) or (ii) shall be void and unenforceable against the Company. For this purpose, "Immediate Family" means, with respect to a particular Director, the Director's spouse, children or grandchildren (including adopted and stepchildren and grandchildren).

               (b) The terms of the NQSO shall apply to the beneficiaries, executors and administrators of the Director and of the Permitted Transferees of the Director (including the beneficiaries, executors and administrators of the Permitted Transferees), including the right to agree to any amendment of the applicable option agreement, except that Permitted Transfers shall not transfer any NQSO other than by will or by the laws of descent and distribution.

               (c) A NQSO shall be exercised only by the Director (or his or her attorney in fact or guardian) (including, in the case of a transferred option, by a Permitted Transferee), or, in the case of the Director's death, by the Director's executor or administrator (including, in the case of a transferred option, by the executor or administrator of the Permitted Transferee), and no shares shall be issued by the Company unless the exercise of a NQSO is accompanied by sufficient payment, as determined by the Company, to meet its withholding tax obligations on such exercise or by other arrangements satisfactory to the Committee to provide for such payment."

          (4) In all other respects, the remaining provisions of the Plan not specifically changed or amended hereby shall remain in full force and effect.

     These amendments were duly adopted by the Board of Directors of the Corporation on February 12, 1997 and will be presented to the Stockholders for approval at the next Annual Meeting of Stockholders of this Corporation.


                              THE EASTWIND GROUP, INC.



                              By:  /s/ William B. Miller
                                  ------------------------------------
                                  William B. Miller, Secretary

                                ANNUAL MEETING
                                      OF
                           THE EASTWIND GROUP, INC.

                            THURSDAY, JUNE 5, 1997
                                   9:00 A.M.
                                  EAGLE LODGE
                           RIDGE PIKE AND MANOR ROAD
                           LAFAYETTE HILL, PA 19444

                                    AGENDA
                                    ------

                 .  Election of Directors

                 . Amendment of Certificate of Incorporation to change registered agent, registered address and make technical corrections

                 . Amendment of the Certificate of Incorporation to classify the Board of Directors

                 .  Amendments to the Stock Option Incentive Plan

                 .  Amendments to the Non-Employees Directors
                    Stock Option Plan

                            THE EASTWIND GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Paul A. DeJuliis, John R. Thach and Anthony J. Mendicino, and each of them, Proxies with power to appoint a substitute and hereby authorizes them to represent and to vote all shares of Common Stock of The Eastwind Group, Inc. held of record by the undersigned on April 30, 1997 at the Annual Meeting of Stockholders of The Eastwind Group, Inc. to be held on June 5, 1997, and at any adjournments thereof, and to vote as directed on the reverse side of this card and, in their discretion, upon such other matters not specified as may come before said meeting.

Election of Directors          Change of Address and Comments

   Paul A. DeJuliis            _____________________________
   John R. Thach
   William B. Miller
   Anthony Mendicino           _____________________________
   Bruce Murray
   Andrew Panzo                (If you have written in the above
   Porter Bibb                 space, please mark the corresponding
   Edward F. Sager, Jr.        box on the reverse side of this card.)


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.


                      THE PROXIES CANNOT VOTE YOUR SHARES
                     UNLESS YOU SIGN AND RETURN THIS CARD

                                                                SEE REVERSE SIDE


                             FOLD AND DETACH HERE

                           THE EASTWIND GROUP, INC.

DIRECTORS RECOMMEND A VOTE FOR ALL NOMINEES AND FOR THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND FOR THE AMENDMENTS TO THE STOCK OPTION INCENTIVE PLAN AND FOR THE AMENDMENTS TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.  Election of Directors

     For    Withheld

FOR, except vote withheld from the following nominee(s):

2. Amendment of the Certificate of Incorporation to change the name and address of the Corporation's registered agent and to make other technical corrections

        For              Against                    Abstain

3. Amendment to the Certificate of Incorporation to classify the board of directors


        For              Against                    Abstain

4.  Amendment of the stock option incentive plan

        For              Against                    Abstain

5.  Amendment of non-employee director stock option plan

        For              Against                    Abstain

Change of Address/Comments on Reverse Side

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES


                              NOTE: Please sign name(s) exactly as printed
                                    hereon. Joint owners should each sign.
                                    When signing as attorney, executor,
                                    administrator, trustee or guardian,
                                    please give full title as such.

                           THE EASTWIND GROUP, INC.
                          STOCK OPTION INCENTIVE PLAN


                                  ARTICLE 1.

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment and Effective Date. The Eastwind Group, Inc., a Delaware
         --------------------------------
Corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as The Eastwind Group Stock Option Incentive Plan (the "Plan"). The Plan was adopted by the Board of Directors on August 6th, 1995, was approved by the Company's stockholders on August 24, 1995, and became effective on the later date.

     1.2 Purpose. The Corporation desires to attract and retain the best
         -------
available executive and key management employees for itself and its subsidiaries and to encourage the highest level of performance by such employees in order to serve the best interests of the Corporation and its stockholders. The plan is expected to contribute to the attainment of these objectives by offering eligible employees the opportunity to acquire stock ownership interests in the Corporation, and other rights enabling them to share in appreciation in value of the stock of the Corporation, thereby providing them with incentives to put forth maximum efforts for the success of the Corporation and its subsidiaries.

                                  ARTICLE 2.

                                    AWARDS

     2.1 Form of Awards. Awards under the Plan may be granted in any one or more
         --------------
of the following forms:(i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); and (iii) stock appreciation rights ("Stock Appreciation Rights"), which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights").

     2.2 Maximum Shares Available. The maximum aggregate number of shares of
         ------------------------
Common Stock available for award under the Plan is 750,000, and subject to adjustment pursuant to Article 11. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, then such shares or units may, at the discretion of the Committee, be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

                                  ARTICLE 3.

                                 ADMINSTRATION

     3.1  Committee. The Plan shall be admininistered by a Compensation
          ----------
Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board who are not also employees of the Corporation or any of its subsidiaries. Except as permitted by Rule 16b-3(c)(i)(A),(B),(C) and (D) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), no member of the Board may serve on the Committee if such member is or has been granted stock options, stock appreciation rights or any other derivative security of the Corporation or any of its affiliates pursuant to this Plan or any other similar plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee, except nonqualified stock options under the Corporation's Non-Employee Directors Stock Option Plan.

     3.2  Powers of  Committee.  Subject to the express provisions of the
          ---------------------
Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; and (iv) to determine the employees to whom, and the time or times at which, Options and Stock Appreciation Rights shall be granted.

     3.3  Delegation.  The Committee may delegate to one or more of its
          -----------
members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the 1934 Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

     3.4  Interpretations.  The Committe shall have sole discretionary
          ----------------
authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

     3.5  Liability; Indemnification.  No member of the Committee, nor any
          ---------------------------
employee to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee and any such employee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the

Corporation's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4

                                  ELIGIBILITY

     Awards shall be limited to executive and key management employees who are regular, full-time employees of the Corporation and its present and future subsidiaries and to a limited number of outside consultants and advisors to the Corporation or its subsidiaries. In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discrection shall deem relevant. Unless otherwise specified, references to employees herein shall mean both employees and non-employee consultants who have received grants under this Plan. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under the definition of "subsidiary corporation" set forth in
Section 424(f) of the Code, or any similar provision hereafter enacted.

                                   ARTICLE 5

                                 STOCK OPTIONS

     5.1  Grant of Options. Options may be granted under this Plan for the
          -----------------
purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

     5.2  Option Price.  The option price of each Option to purchase Common
          -------------
Stock shall be determined by the Committee at the time of grant, but in the case of Incentive Stock Options or Stock Appreciation Rights awarded in tandem with Incentive Stock Options shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

     5.3  Term of Options.  The term of each Nonstatutory Stock Option granted
          ----------------
under the Plan shall not exceed ten (10) years and one day from the date of grant, subject to earlier termination as provided in Articles 9 and 10. Except as otherwise provided in Section 6.1 with respect to ten percent (10%) stockholders of the Corporation, the term of each Incentive Stock Option shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10.

     5.4  Exercise of Options.  An Option may be exercised, in whole or in part,
          --------------------
at such time
or times as the Committee shall determine and specify in the terms of grant. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an employee by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash or by check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the employee, shall be delivered to the employee.

     5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a
         -----------------------------------------
portion of an Option, the related Tandem Stock Appreciation Rights shall be cancelled with respect to an equal number of shares of Common Stock.

     5.6 Restriction on Subsequent Disposition of Stock. No shares of Common
         ----------------------------------------------
Stock issued upon exercise of an Option or Stock Appreciation Right may be sold or otherwise disposed of within six (6) months following the date of grant (assuming it is exercisable within such period of time) by any employee who is or may be subject to Section 16 of the 1934 Act.

                                  ARTICLE 6.

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

     6.1 Ten Percent Stockholder. Notwithstanding any other provision of this
         -----------------------
Plan to the contrary, no employee may receive an Incentive Stock Option under the Plan if such employee, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after a date five (5) years from the date such Incentive Stock Option is granted.

     6.2 Limitation on Grants. The aggregate fair market value (determined with
         --------------------
respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under this Plan or any other plan of the Corporation or a subsidiary) shall not exceed $100,000.

     6.3 Limitation on Time of Grants. No grant of an Incentive Stock Option
         ----------------------------
shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by the Corporation's stockholders.

     6.4 Employee Status. No grant of an Incentive Stock Option shall be made
         ---------------
under this Plan unless the employee is an employee of the Corporation or one of its subsidiaries at the date of grant.

                                  ARTICLE 7.

                           STOCK APPRECIATION RIGHTS

     7.1 Tandem Stock Appreciation Rights Generally. Tandem Stock Appreciation
         ------------------------------------------
Rights are attached to individual Option grants and may permit the employee, depending upon the terms of grant, to either: (a) exercise such Option with respect to a specified portion of the exercisable shares of Common Stock and with respect to the remaining portion of the exercisable shares receive a cash payment equal to the gain in fair market value of such shares from the date of grant to the date of exercise, or (b) elect to receive a combination of shares of Common Stock and a cash payment at the time of exercise with the sum of the then fair market value of such shares and the cash payment for any given grant being equal to the gain in fair market value of the shares from the date of grant to the date of exercise.

     7.2 Non-tandem Stock Appreciation Rights Generally. A Nontandem Stock
         ----------------------------------------------
Appreciation Right relates to shares of Common Stock of the Corporation and generally will have the same terms and conditions as described in Section 7.1, but is independent of and unrelated to the grant of Options. The grantee of a Nontandem Stock Appreciation Right may be entitled, depending upon the terms of grant, to receive a payment in cash or in shares of Common Stock or in a combination of cash and shares equal in value to the gain in the fair market value of the Common Stock from the date of grant of such Nontandem Stock Appreciation Right to the date of exercise with respect to the shares represented by such Nontandem Stock Appreciation Right. However, the Committee, in its sole discretion, may set a maximum limit on the amount of gain that may be realized upon exercise of any such Nontandem Stock Appreciation Right, and may specify such other terms and conditions regarding the exercise of such Nontandem Stock Appreciation Right or the benefits to be derived therefrom.

     7.3 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights
         -----------------------------------
may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of the shares of Common Stock to be used in connection with the calculation described in Section 7.6 below. The base price of a Nontandem Stock Appreciation Right shall be not be less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

     7.4 Limitations on Exercise. A Tandem Stock Appreciation Right shall be
         -----------------------
exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of a Tandem Stock

Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem Stock Appreciation Right shall be exercisable during such period as the Committee shall determine.

     7.5  Surrender or Exchange of Tandem Stock Appreciation Rights.  A Tandem
          ----------------------------------------------------------
Stock Appreciation Right shall entitle the employee to surrender to the Corporation unexercised the related Option, or any portion therof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of
(i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

     7.6  Exercise of Nontandem Stock Appreciation Rights.  The exercise of a
          ------------------------------------------------
Nontandem Stock Appreciation Right shall entitle the employee to receive from the Corporation that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion therof being exercised. Cash shall be delivered in lieu of any fractional shares.

     7.7  Settlement of Stock Appreciation Rights.  As soon as is reasonably
          ----------------------------------------
practicable after the exercise of a Stock Appreciation Right, the Corporation shall (i) issue, in the name of the employee stock certificates representing the total number of full shares of Common Stock to which the employee is entitled pursuant to Section 7.5 or 7.6 hereof and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.8, deliver to the employee an amount in cash equal to the fair market value, as of the date of exerice, of the shares of Common Stock it would otherwise be obligated to deliver.

     7.8  Cash Settlement.  The Committee, in its discretion, may cause the
          ----------------
Corporation to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver under the terms of grant in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable law of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised only by an employee or his or her guardian or legal representative during his or her lifetime, or following his or her death pursuant to Article 10.

                                  ARTICLE 9.

                           TERMINATION OF EMPLOYMENT

     9.1 Exercise after Termination of Employment. In the event that the
         ----------------------------------------
employment of an employee to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination of employment.

     9.2 Total Disability. In the event that an employee to whom an Option or
         ----------------
Stock Appreciation Right has been granted under the Plan shall become totally disabled, such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months after the employee first receives benefits under any long-term disability plan (if any) maintained by the Corporation. For purposes hereof, "total disability" shall have the definition set forth in such disability plan, if any, which definition is hereby incorporated by reference. If the Corporation does not have such a disability plan in effect, total disability shall be as certified for purposes of Social Security and the date of exercise shall be after the disabled employee first receives such Social Security disability benefits.

     9.3 Disability of or Cessation of Service by a Consultant. A consultant
         -----------------------------------------------------
shall be entitle to exercise Options or Stock Appreciation Rights only during such time as he or she remains as an active consultant to the Corporation or a subsidiary thereof and for a period of three (3) months thereafter; provided, however, that a consultant shall be entitled to exercise awards for a period of nine (9) following the total disability of such consultant, as defined in
Section 9.2.

                                  ARTICLE 10.

                               DEATH OF EMPLOYEE

      If an employee to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by, or while in the active service of, the Corporation or one of its subsidiaries or within three (3) months after the termination of such employment or cessation of service, such Option or Stock Appreciation Right may be exercised to the extent that the employee was entitled to do so at the time of his or her death, by the employee's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the employee's death, but in no case later than the date on which the Option or Stock Appreciation Right terminates.

                                  ARTICLE 11.

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options or Stock Appreciation Rights as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 12.

                           AMENDMENT AND TERMINATION

     The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of share which may be issued under the Plan; (ii) materially increase the benefits accruing to employees under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 11 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award, nor otherwise cause Rule 16b-3 under the 1934 Act, or the equivalent thereof from time to time in effect, to become inapplicable.

                                  ARTICLE 13.

                               WRITTEN AGREEMENT

     Each award of Options or Stock Appreciation Rights shall be evidenced by a written agreement, executed by the employee and the Corporation, containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 14

                           MISCELLANEOUS PROVISIONS

     14.1  Fair Market Value.
           ------------------

     (a) If the Company's Common Stock is traded in the over-the-counter market and not on any securities exchange nor in the NASDAQ Reporting System, the fair market value shall be the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the date of grant, or if not so reported, the average of the closing bid and asked prices for a share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose.

     (b) If the Company's Common Stock is traded on a national securities exchange or in the NASDAQ Reporting System, the fair market value shall be either (1) the simple average of the high and low price at which a share of the Company's Common Stock traded on the date of the grant, as quoted on the NASDAQ-NMS or its other principal exchange on that date, or (2) the price of the last sale of a share of Common Stock on that date as similarly quoted, whichever is higher, and rounding out such figure to the next higher multiple of 12.5 cents (unless the figure is already a multiple of 12.5 cents).

     14.2   Tax Withholding.  The Corporation shall have the right to require
            ---------------
employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under this Plan amount sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares of Common Stock owned by the employee or (ii) having the Corporation withhold from shares of Common Stock otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the employee at the time of such award.

     14.3 Compliance with Section 16(b). In the case of employees who are or may
          -----------------------------
be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 and any regulation or releases promulgated thereunder, so that such persons will be entitled to the benefits of rule 16B-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the 1934 Act. To the greatest extent possible it is intended that all grants and exercises of Options or Stock Appreciation Rights under this Plan shall be executed in accordance with the requirements of Section 16 of the 1934 Act and Rule 16b-3 thereunder.

     14.4 Compliance with Securities Act of 1933. Each Option or Stock
          --------------------------------------
Appreciation Right granted under the Plan shall be subject to the further condition that if, at any time, in the option of counsel for the Corporation, the registration, listing or qualification of the shares covered by such Option or Stock Appreciation Right under the Securities Act of 1933, as amended (the "1933 Act"), upon any securities exchange or under any state law, or the consent or approval of any governmental regulatory body or the updating, amendment or revision of any registration statement, listing application, or similar document, is required as a condition of, or in connection with, the purchase of shares under such Optionor the exercise of rights under such Stock Appreciation Right, no such Option or Stock Appreciation Right may be exercised unless and until such registration, listing, qualification, consent, approval, updating, amendment or revision shall have been effected or obtained free of any conditions not acceptable to the Committee; provided, however, that subject to Sections 9 and 10 hereof, if the right to exercise any Option or Stock Appreciation Right is suspended for any of the foregoing reasons, the termination date for exercising such Option or Stock Appreciation Right is extended for the length of time of the suspension or thirty (30) days after the date on which the employee holding such Option or Stock Appreciation Right is notified that such suspension of the right to exercise such Option or Stock Appreciation Right has ended. The Board or the Committee may, as a condition to the exercise by an employee of an Option, require that the employee agree in writing that he or she will not dispose of the shares of Common Stock to be acquired upon such exercise in a transaction which, in the opinion of counsel for the Corporation, would violate the 1933 Act and the rules and regulations promulgated thereunder. The Board or the Committee shall have the authority to require additional agreements or impose additional conditions which it reasonably believes are necessary to assure compliance with Federal and state securities and other laws.

     14.5 Successors. The obligations of the Corporation under the Plan shall be
          ----------
binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion, prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

     14.6 General Creditor Status. Employees shall have no right, title or
          -----------------------
interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representatives of such employee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

     14.7  Rights as a Stockholder.  No employee shall have any right as a
           ------------------------
stockholder with respect to any shares subject to an Option or Stock Appreciation Right until the date of the issuance of a stock certificate to him or her for such shares of Common Stock. No adjustment shall be made for dividends (whether ordinary or extraordinary, or whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certficates are issued, except as otherwise provided herein.

     14.8  No Right to Employment.  Nothing in the Plan or in any written
           -----------------------
agreement entered into pursuant to Article 13, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

     14.9  Application of Funds.  The proceeds received by the Corporation from
           ---------------------
the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes.

     14.10  Notices.  Notices required or permitted to be made under the Plan
            --------
shall be sufficiently made if sent by registered or certified mail, return receipt requested, addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiaries, or
(b) to the Corporation or the Committee at the principal office of the Corporation.

     14.11  Severability.  In the event that any provision of the Plan shall be
            -------------
held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.12  Governing Law.  To the extent not preempted by Federal law, the Plan
            --------------
and all agreements herunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                           THE EASTWIND GROUP, INC.

                   NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

      The Non-Employee Directors Stock Option Plan (the "Plan") is established to attract, retain, motivate and compensate for service highly qualified individuals who are not current or former employees of The Eastwind Group, Inc. (the "Company") or its subsidiaries as members of the Company's Board of Directors and to enable them to acquire or increase their ownership in the Company's Common Stock. The Plan will be beneficial to the Company and its stockholders since its provides additional incentives to these directors by allowing them to have a greater interest in the success of the Company through the ownership of Company stock, in addition to underscoring their common interest with stockholders in increasing the long term value of the Company stock.

1.    Eligibility

      All members of the Company's Board of Directors who are not current or former employees of the Company or any of its subsidiaries ("Directors") are eligible to participate in this Plan.

2.    Options

      Only a nonqualified stock option ("NQSO") may be granted under this Plan. NQSOs are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.    Shares Available

      (a) Number of Shares Available: There are hereby reserved for issuance under this Plan 250,000 shares of Common Stock, par value $.10, which may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

      (b) Recapitalization Adjustment: In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by this Plan, in the number and kind of shares covered by, and in the option price of, outstanding NQSOs under this Plan shall be made if, and in the same manner as, such adjustments are made to NQSOs issued under any other stock option plan of the Company, and if there is none then in a manner consistent with such change in corporate structure or corporate shares.

4.    Grant of Nonqualified Stock Options

      (a) Initial Grant: On the first day of trading of the common stock on the over-the-counter market following the effective date of the Company's Registration Statement filed on Form SB-2 as Registration Number 33-94252 and following the commencement of a Director's first service on the Board of Directors, he or she shall automatically receive a NQSO covering 40,000 shares of Common Stock at an exercise price determined under Section 5 below on that trading date. The foregoing to the contrary notwithstanding, if, on that first trading date, general counsel to the Company determines, in its discretion, after consultation with senior management of the Company, that the Company is in possession of material, undisclosed information about the Company, then the initial grant of NQSOs to such Director shall be suspended until the second day after public dissemination of such information and the option price, exercisability date and option period shall then be determined by reference to such later date. If the Company's Common Stock is not traded over-the-counter or on any recognized United States stock exchange on any date a grant would otherwise be awarded, then the grant shall be made the next day thereafter on which such Common Stock is so traded.

      (b) Annual Grant: Each year on the first Friday following the Company's Annual Meeting of Stockholders, each individual elected, reelected or continuing as a Director shall automatically receive a NQSO covering that number of shares of Common Stock determined by dividing $10,000 by the option price hereunder, and rounding to the next lower full share. The foregoing to the contrary notwithstanding, if, on that first Friday, general counsel to the Company determines, in its discretion, after consultation with senior management of the Company, that the Company is in possession of material, undisclosed information about the Company, then the annual grant of NQSOs to Directors shall be suspended until the second day after public dissemination of such information and the option price, exercisability date and option period shall then be determined by reference to such later date. If the Company's Common Stock is not traded over-the-counter or on any recognized United States stock exchange on any date a grant would otherwise be awarded, then the grant shall be made the next day thereafter on which such Common Stock is so traded.

5.    Option Price

      (a) If the Company's Common Stock is traded in the over-the-counter market and not on any national securities exchange nor in the NASDAQ Reporting System, the price of the NQSO shall be the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the date of grant, or if not so reported, the average of the closing bid and asked prices for a share as furnished to the Company by any member of the

National Association of Securities Dealers, Inc., selected by the Company for that purpose.

      (b) If the Company's Common Stock is traded on a national securities exchange or in the NASDAQ Reporting System, the price of the NQSO shall be either (1) the simple average of the high and low prices at which a share of the Company's Common Stock traded on the date of the grant, as quoted on the NASDAQ-NMS or its other principal exchange on that date, or (2) the price of the last sale of a share of Common Stock on that date as similarly quoted, whichever is higher, and rounding out such figure to the next higher multiple of 12.5 cents (unless the figure is already a multiple of 12.5 cents).

6.    Option Period and Resale Limitation

      Each NQSO granted under this Plan shall become exercisable in three (3) equal annual installments for each year a Director serves after the date of grant as a member of the Company's Board of Directors, commencing after one full year of service from the date on which the grant occurs, and shall expire ten years after the date of grant ("Option Period"). No shares of Common Stock issued upon the exercise of a NQSO may be sold or otherwise disposed of within six months following the date of grant of the NQSO, assuming it is exercisable within such period of time.

7.    Payment

      The NQSO price shall be paid in cash in U.S. dollars at the time the NQSO is exercised. The Committee (as such term is defined in Section 14), in its sole discretion, and without participation of any interested Director, may permit a Director to surrender to the Company shares of Common Stock previously acquired by the Director as part or full payment for the exercise of a NQSO. Such surrendered shares shall be valued on the date of exercise in the same manner as the option price is determined under Section 5 hereof except that such shall not involve the rounding out to the next higher multiple of 12.5 cents.

8.    Cessation of Service

      Upon cessation of service as a Director (for reasons other than reaching a mandatory retirement age, if any, death or disability) only those NQSOs immediately exercisable at the date of cessation of service shall be exercisable by the grantee. Such NQSOs must be exercised within 90 days of cessation of service (but in no event after the expiration of the Option Period) or they shall be forfeited.

9.    Retirement

      Upon retirement as a Director by reason of reaching a mandatory retirement age applicable to all Directors, all NQSOs shall, without regard to Section 6 hereof, immediately vest and be exercisable. Such NQSOs must be exercised within six months of retirement (but in no event after the expiration of the Option Period) or they shall be forfeited.

10.   Death

      Upon the death of a Director, all NQSOs shall, without regard to Section 6 hereof, immediately vest and be exercisable by his or her legal representatives or heirs. Such NQSOs must be exercised within six months from the date of death (but in no event after the expiration of the Option Period) or they shall be forfeited.

11.   Disability

      Upon termination as a Director by reason of disability within the meaning of Section 22(e)(3) of the Code, all NQSOs then held by the Director shall, without regard to Section 6 hereof, immediately vest and be exercisable following the termination of his status as a Director for a period of six months (but in no event after the expiration of the Option Period) or they shall be forfeited.

12.   Change of Control

      In the event of a "Change of Control" as hereafter defined, all NQSOs shall immediately vest and be exercisable by the Director within six months of such change of Control (but in no event after the expiration of the Option Period) or they shall be forfeited. For purposes of this Section 12 a "Change of Control" shall mean (a) that any stockholder of the Company other than Paul A. DeJuliis or John R. Thach shall acquire, directly or indirectly and beneficially, 20% or more of the Company's outstanding voting stock or shall otherwise possess, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting stock, by contract, or otherwise, which would have the effect of constituting the voting control of 20% or more of the Company's outstanding voting stock, or is an affiliate or associate of the Company and was the owner of 20% or more of the outstanding voting stock of the Company at any time within the three year period immediately prior to the date on which it is sought to be determined whether such person has caused a Change of Control to occur or any other transaction which causes any person or group, as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act") and regulations thereunder, other than management of the Company to have such voting power as to entitle them to more than a 20% vote for the election of members of the Board of Directors of the Company or (b) "Continuing Directors" shall no longer constitute at least a majority of the Board of Directors of the Company, where "Continuing Directors" means any member of the Board of Directors of the Company in office upon the effectiveness of the Company's registration with the Securities and Exchange Commission under the 1934 Act and any other director who is specifically approved by at least a majority of the Continuing Directors in office at the time of such director's initial election or appointment to the Board of Directors of the Company.

13.   Disposition of Forfeited NQSOs

      Any shares of Common Stock subject to NQSOs forfeited by a Director shall not thereafter be eligible for purchase by the Director, but may be made subject to NQSOs granted to other eligible Directors.

14.   Administration and Amendment of the Plan

      This Plan shall be administered by the Board of Directors of the Company or by a committee of directors who are not eligible to participate under this Plan (the "Committee"). This Plan may be terminated or amended only by the Board of Directors as they deem advisable. However, an amendment revising the option price, date of exercisability, option period of, or amount of shares under, a NQSO shall not be made more frequently than every six months unless necessary to comply with the Code or with the Employee Retirement Income Security Act of 1974, as amended. No amendment may revoke or alter in a manner unfavorable to the grantees any NQSOs then outstanding, nor may the Board amend this Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the 1934 Act, or any other requirement of applicable law or regulation. NQSOs may not be granted under this Plan after ten (10) years from its first effective date, but NQSOs granted prior to that date shall continue to become exercisable and may be exercised according to their terms.

      The Committee or the Board of Directors, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any NQSO granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted

Committee is not appointed and serving. All references in this Plan to the Committee shall be deemed to refer to the Board of Directors whenever the Board of Directors is discharging the powers and responsibilities of the Committee.

      All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all participants in the Plan, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully indemnified and protected by the Company with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Company's Certificate of Incorporation and Bylaws, as amended from time to time.

      The Committee may select one of its members as its Chairman and may hold meetings at such times and places as it may determine. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

15.   Nontransferability

      No NQSO granted under this Plan is transferable other than by will or the laws of descent and distribution. During the Director's lifetime, a NQSO may only be exercised by the Director or his or her guardian or legal representative.

16.   No Effect Upon Stockholder Rights

      Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove any Director from the Board of Directors pursuant to the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws.

17.   No Rights as a Stockholder

      A Director shall have no rights as a stockholder with respect to any shares of Common Stock subject to a NQSO. Except as provided in Section 3(b), no adjustment shall be made in the number of shares of Common Stock issued to a Director, or in any other rights of the Director upon exercise of a NQSO by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Director's NQSO.

18.   Compliance with SEC Regulations

      No NQSO shall be exercisable unless the purchase of such Common Shares is pursuant to an applicable, effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such option shares would be exempt from the registration requirements of such 1933 Act and from the registration or qualification requirements of applicable state securities laws.

      It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the 1934 Act and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of NQSOs under this Plan shall be executed in accordance with the requirements of Section 16 of the 1934 Act, and any regulations promulgated thereunder.

19.   Non-Exclusivity of the Plan

      Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional compensation arrangements of whatever nature that the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Directors, which the Company now has lawfully put into effect.

20.   Miscellaneous

      Except as provided in this Plan, no Director shall have any claim or right to be granted a NQSO under this Plan. Neither the Plan nor any action thereunder shall be construed as giving any Director any right to be retained in the service of the Company.

21.   Effective Date

      The Plan was adopted by the Board of Directors on August 24, 1995, was approved by the Company's stockholders on August 24, 1995, and became effective on the later date.